Tradr 2X Long SNDK Daily ETF

SCHEDULE OF INVESTMENTS

As of April 30, 2026 (Unaudited)

Value
Other Assets in Excess of Liabilities — 100.0%	$1,316,795,721
TOTAL NET ASSETS — 100.0%	$1,316,795,721

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

		Pay/Receive					Premium	Unrealized
		Equity on		Pay/Receive	Termination	Notional	Paid	Appreciation
Counterparty	Description	Reference Entity	Financing Rate	Frequency	Date	Amount	(Received)	(Depreciation)
Cantor Fitzgerald	SanDisk Corporation	Receive	6.64% (OBFR01* + 300bps)	At Maturity	5/21/2027	$82,692,240	$-	$(1,131)
Clearstreet	SanDisk Corporation	Receive	10.14% (OBFR01* + 650bps)	At Maturity	3/3/2027	1,111,793,082	-	736,785,903
Marex	SanDisk Corporation	Receive	8.64% (OBFR01* + 500bps)	At Maturity	3/5/2027	108,785,415	-	2,436,542
TD Cowen	SanDisk Corporation	Receive	8.14% (OBFR01* + 450bps)	At Maturity	6/2/2027	465,735,088	-	155,199,770
TOTAL EQUITY SWAP CONTRACTS								$894,421,084

*	OBFR01 - Overnight Bank Funding Rate, 3.64% as of April 30, 2026.